SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):           February 14, 1997
                                             -----------------



                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
------------------         ------------         --------------
 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


1770 Kirby Parkway, Suite 300, Memphis, Tennessee        38118
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (901) 759-7473
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Item 5.   Other Events.
          -------------

          On February 14, 1996, the Registrant announced the completion of the sale, in a private transaction, of $110,000,000 principal amount of its 7.88% Senior Notes, Series A, due February 14, 2007. For additional information with respect to this transaction, reference is hereby made to the Registrant's press release issued February 14, 1997 annexed to this current report as
Exhibit 99, the text of which is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
          -----------------------------------

          (c)  Exhibits.

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/William A. Martin
                              ------------------------------
                              William A. Martin
                              Senior Vice President


Dated: February 20, 1997

                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

99        -    Press Release of the Registrant issued February 14,
               1997